UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 15, 2011

JAMES RIVER COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Virginia	000-51129	54-1602012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 E. Byrd Street, Suite 1600, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(804) 780-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  James River Coal Company (the “Company”) completed its acquisition of International Resource Partners (“IRP”) on April 18, 2011.  This Amendment No. 1 amends the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on April 21, 2011 to provide the financial statement information required by Item 9.01 of Form 8-K which was excluded from the initial filing in reliance on Item 9.01(a)(4) of Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Businesses Acquired.

The audited consolidated financial statements of IRP, including its consolidated balance sheets as of December 31, 2010, 2009 and 2008, the consolidated statements of income, statements of partners’ capital and statements of cash flows for each of the three fiscal years in the period ended December 31, 2010, and the related notes and report of independent registered public accounting firm related thereto, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A.

(d)           Exhibits.

Exhibit No.	Description

10.1*
Fourth Amendment to Amended and Restated Revolving Credit Agreement, dated as of April 15, 2011, by and among the Company and certain of its Subsidiaries identified on the signature pages thereto, as Borrowers, and the other credit parties thereto, identified on the signature pages thereto as Guarantors, the Lenders party thereto, and General Electrical Capital Corporation, as Administrative Agent and as Collateral Agent

23.1	Written Consent of PricewaterhouseCoopers LLP dated May 13, 2011
99.1*	Press Release, dated April 18, 2011, titled “James River Coal Company Closes Acquisition of International Resource Partners LP”
99.2*	Press Release, dated April 18, 2011, titled “James River Coal Company Announces Termination of Tender Offer for and Call for Redemption of Outstanding 9.375% Senior Notes due 2012”
99.3*	Company Pro Forma Condensed Consolidated Financial Information (unaudited) as of December 31, 2010 and for the year ended December 31, 2010
99.4
IRP and Its Subsidiaries Consolidated Financial Statements for the Years Ended December 31, 2010, 2009 and 2008, are incorporated hereby by reference to the section entitled “Audited Consolidated Financial Statements of International Resource Partners LP in the Company’s Preliminary Prospectus Supplement filed pursuant to Rule 424(b)(2) with the Securities and Exchange Commission on March 21, 2011

_____________________
*           Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER COAL COMPANY
(Registrant)

	By:	/s/ Samuel M. Hopkins II
Samuel M. Hopkins II
Vice President and Chief Accounting Officer

Date: May 16, 2011